Exhibit 99.1

Exhibit 99.1

Company Presentation

September 2012

Forward looking statements

This document contains both historical and forward looking statements. Forward looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward looking statements include information concerning possible or assumed future results of operations of our company. The forward looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or impliedinthe forward looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflectedinsuchforward looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, thecommercialrealestatemarketand thecreditmarket; competitionfor acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire real properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; delays in liquidating defaulted mortgage loan investments; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2011 Annual Report on Form 10 K.

Forward looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us.

1

Overview

Healthcare Trust of America

A Leading owner of Medical Office Buildings (MOBs)

Facilities predominantly located on or adjacent to health system campuses which is core, critical real estate

91% occupancy with no development risk Greater than 50% credit rated tenants Investment grade balance sheet

Experienced management team with over 75 years experience, in place  since 2009, executing on high quality acquisitions with significant healthcare systems

Integrated operating platform

Current dividend yield greater than 6%1

1 As of 9/07/2012

Recent Events

Listed Class A shares on the NYSE on June 6, 2012 – without raising capital

Completed a $150mm Tender Offer, utilized to stabilize initial trading

Phased in Liquidity 25% of shares are currently floating, with additional 25% coming unlocked every 6 months

Received investment grade credit ratings in July 2011

Closed a $875mm Unsecured Credit Facility in March 2012

Completed $268mm of YTD acquisitions as of September 7, 2012

2

Company Profile

Healthcare Trust of America, Inc.

HTA is a self managed $3.0 billion¹ healthcare REIT focused on  medical office buildings (MOBs)

MOBs have Favorable, Defensive Characteristics

Positive, Growing Healthcare Sector

Limited Operating Risks

Stable Tenancy and Projected Rent Growth

96% of portfolio is located on or adjacent to campus, or affiliated with leading health systems

Greater than 50% credit rated tenants

Well defined investment strategy and investment grade balance sheet

Experienced management team in place since 2009, executing on high  quality acquisitions with significant healthcare systems

A Leading Owner of Medical Office Buildings

Focused Medical Office Building REIT

Growing Sector, Defensive Asset Class

Strong Governance and Conservative Balance Sheet

¹ HTA’s enterprise value as of June 29, 2012

3

Company Snapshot as of June 30, 2012

Building Type
(Based on GLA) [1]


5%
5%
90%
MOB
Hospital
Senior Housing

Presence in 27 States
(Based on GLA) [1]


NY 7%
GA 5%
Other 31%
FL 8%
PA 9%
SC 9%
IN 10%
TX 10%
AZ 11%

Gross real estate investments[1,2] ($bn)	$2.5
Total real estate related buildings[1]	265
Total Portfolio gross leasable area (GLA)[1]	12.5mm
Investment grade tenants (based on annualized base rent)	39%
Credit-rated tenants (based on annualized base rent)	56%
% of Portfolio on or adjacent to Campus / Affiliated	96%
Average remaining lease term for all buildings (years)	6.5
Average remaining lease term for single-tenant buildings (years)	8.0
Average remaining lease term for multi-tenant buildings (years)	5.6
Weighted average age of properties (years, based on acq. price)	19.0
Credit ratings	Baa3 / BBB-
Total equity raised since inception ($bn)[3]	$2.2
Liquidity at 6/30/12($mm)	$599
2Q12 Annualized Pro Forma NOI($mm)	$207.0
Total Debt/ Total Enterprise Value[2]	27.4%
Total Debt/ Total Undepreciated Assets[4]	31.2%
Total Debt/ 2Q12 Annualized Normalized EBITDA[5]	4.7x
Weighted average interest rate at 6/30/2012	4.4%

- **91% occupied at 6/30/2012[6]**
- **2012 lease rollovers equal to 5.2% of portfolio GLA**
- **Tenant Renewal Ratio of 86% in 1H12[7]**

[1] Adjusted to include the August 2012 Rush MOB Acquisition
[2] Based on acquisition price
[3] Excludes share issuance from DRIP
[4] Undepreciated assets is defined as Total GAAP assets plus accumulated depreciation plus accumulated amortization related to tenant relationships and FAS 141/ ASC 805 lease adjustments
[5] EBITDA for 2Q12 presented on an assumed annualized basis. EBITDA for HTA is calculated as Net Income + Interest + D&A + Stock Based Comp + Change in fair value of Derivatives + Acquisition Expenses + Transition and Listing Expenses. Refer to the "Forward Looking Statements" on Page 1 as the estimates and assumed annualized number may exceed actual results
[6] Includes leases signed but not commenced
[7] Tenant Renewal Ratio is defined as the sum of the total GLA of tenants that renew an expiring lease over the total GLA of expiring leases

HTA Healthcare Trust of America, Inc.
A Leading Owner of Medical Office Buildings

4

MOB Opportunity

Medical Office is a $250Bn Sector Benefiting from Healthcare Trends

Fragmented Ownership

REIT Owners

6%

Other

Owners 94%

¹ Source: Green Street Advisors, including HTA

Annual Healthcare Expenditures

Trillions

$ 5

$ 4

$ 3

$ 2

$ 1

$ 0

Outpatient Trend

Inpatient Outpatient

128 2,200

126

2,000

124

122 1,800

120

1,600

118

116 1,400

114

1,200

112

110 1,000

1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009

Inpatient Admissions/1000 Persons

Outpatient Visits/1000 Persons

5

MOB – Location, Location, Location

On Campus or Aligned Off Campus and Not Aligned

(96% of GLA) (4% of GLA)

Medical Office

Medical Office

On Campus is the Best Location

Hospitals create strong tenant demand and retention

Maximizes utilization of significant hospital infrastructure and ancillary  services

Cost effective location for growth in Outpatient Services

Open space limited around hospital campuses

Off Campus Value is Property Specific

Significant competition from new supply, development or repositioned assets

Lower retention and rental rate power

Attracts independent physicians (a declining population) serving multiple  hospitals

6

Experienced Management Team



Scott Peters
Chairman, CEO, and President

- Co-Founded HTA in 2006
- CEO of Grubb & Ellis (NYSE), '07-'08
- CEO of NNN Realty Advisors, '06-'08
- EVP, CFO, Triple Net Properties, Inc., '04-'06
- Co-Founder, CFO of Golf Trust of America, Inc. (AMEX), '97-'07
- EVP, Pacific Holding Company/LSR, '92-'96
- EVP, CFO, Castle & Cooke Properties, Inc. (Dole Food Co.), '88-'92



Mark Engstrom, EVP - Acquisitions

- CEO, InSite Medical Properties, '06–'09
- Mgr. of Real Estate Services, Hammes Company, '01–'05
- Vice President, PM Realty Group, '98–'01
- Founder/Principal–Pacific Health Properties, '95–'98
- Hospital Administrator, Good Samaritan Health System, '87–'95



Kellie Pruitt, EVP - Chief Financial Officer

- VP of Financial Reporting and Compliance, Fender Musical Instruments Corporation, '07-'08
- Senior Manager, Real Estate and Public Companies, Deloitte and Touche, LLP, '95-'07
- Certified Public Accountant, Texas and Arizona



Amanda Houghton, EVP - Asset Management

- Manager of Joint Ventures, Glenborough LLC, '06–'09
- Senior Analyst, ING Clarion, '05 –'06
- Senior Analyst, Weyerhauser Realty Investors, '04–'05
- RSM EquiCo and Bernstein, Conklin, & Balcombe, '01-'03
- Member of the CFA Institute and CREW
- Appointed to the NAIOP Medical & Life Sciences Forum

HTA
Healthcare Trust of America, Inc.
A Leading Owner of Medical Office Buildings

7

National Portfolio, Regionally Focused

Midwest

Indianapolis, IN

GLA: 2.5mm SF

East

South/ Southwest

Charleston, SC

Scottsdale, AZ

GLA: 6.1mm SF

GLA: 3.9mm SF

In House Property Management

80.0%

70.0%

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

12/31/2010 12/31/2011 6/30/2012 2012 (Year End)

In House managed RSF % (Multi Tenant bldgs)

In House managed RSF % (Single Tenant bldgs)

Healthcare System Relationships

8

Extensive and Scalable Operating Platform

Robust Operating Platform

Asset Finance /

Acquisitions

Management Accounting

Asset Acq/ Disp Property

Management Execution Accounting

Property Acquisition SEC

Management Underwriting Reporting

Leasing

Management Treasury

Construction

Management Corp

Finance

Proactive Asset Management

Integrated accounting, budgeting and property management systems Quarterly Argus updates Rolling 24 month cash flow projections Web based leasing pipeline Web based tenant work order system

Asset Management

Asset Management Team

3 regional offices with full service management capabilities

5 asset managers

21 years average real estate experience

South/West – Scottsdale, AZ

3.9mm SF (31% of GLA)

90% occupancy

50% under in house management

East Coast – Charleston, SC

6.1mm SF (49% of GLA)

95% occupancy

42% under in house management

Midwest – Indianapolis, IN

2.5mm SF (20% of GLA)

82% occupancy

64% under in house management

Diversified Portfolio

Geographic Diversification

(by GLA)

Tenant Mix

(by Annual Base Rent)

Lease Type

(by GLA)

Building Mix

(by GLA)

NY 7% GA 5%

Other

FL 8% 31%

PA 9%

SC 9%

AZ 11%

IN 10% TX 10%

56%

Credit

Tenants Not

Rated

44%

60%

NNN

Gross

40%

66%

Multi

Tenant

Single

Tenant

34%

264 buildings in 26 states

Top 5 states constitute just under 50% of GLA and ABR No one state comprises more than 11% of GLA or 13% of ABR

56% credit rated tenants (mainly larger heath systems) 39% investment grade 44% non rated tenants (mainly independent physicians)

60% NNN leases – more conservative lease structure with stable cash flows. Tenant bears expense risk 40% Gross Leases – provides upside with expense savings

Strong mix of single and multi tenant buildings

Multi tenanted buildings have weighted average lease term of 5.6 years Single tenanted buildings have weighted average lease term of 8.0 years

Stable Cash Flows

Top Tenants[1,2,3]

Top Tenants	Credit Rating	Total GLA	% Total GLA
Greenville Hospital System	A1	761,000	6.8%
Highmark	A	573,000	5.1%
Steward Health Care System	--	372,000	3.3%
Institute for Senior Living of Florida	--	355,000	3.2%
Aurora Health Care	A	315,000	2.8%
Indiana University Health	A1	307,000	2.7%
Community Health Systems	B1	299,000	2.7%
West Penn Allegheny Health System	Caa1	275,000	2.4%
Kindred Healthcare	B1	268,000	2.4%
Select Medical Corp	B	261,000	2.3%
Deaconess Health System	A+	261,000	2.3%
Banner Health	AA-	233,000	2.1%
Hospital Corp of America	B1	228,000	2.0%
Total Tenants > 2% GLA		4,508,000	40.1%

- Granular tenant base comprised of over 1,600 leases
- 1H 2012 Tenant Renewal Ratio of 86%
- Average contractual rent bumps of 2-3%
- Proactive lease management
- Staggered lease expirations
- Average portfolio occupancy increased from 89% to 91% from 2009 to 2011

Rollover Risk (% of GLA)[4]



25%
20%
15%
10%
5%
0%
5.2%
9.4%
8.6%
7.4%
9.4%
7.9%
2012
2013
2014
2015
2016
2017

Average Portfolio Occupancy



100%
90%
80%
88.7%
89.5%
88.9%
90.7%
91.1%
91.0%
2007
2008
2009
2010
2011
2012 YTD

[1] Only those with > 2% of occupied GLA as of 6/30/12
[2] Agency providing credit rating varies by tenant
[3] Note that the credit rating might be for an affiliate or parent entity of HTA's tenant
[4] As of 6/30/12
[5] Renewal ratio defined as the ratio of total square feet expiring and available for lease to total renewed square feet, excluding the square feet for tenant leases terminated for default, closing business, downsizing or lease assignments/buy-outs prior to the expiration of their lease

HTA Healthcare Trust of America, Inc. A Leading Owner of Medical Office Buildings

11

Key Strategic Investments in Economic Downturn

Greenville Hospital Portfolio

$163mm / September 2009 856k SF / 16 buildings 91% NNN to Greenville Hospital System (Moody’s: A1)

Banner Sun City

$107mm / December 2009 641k SF / 23 buildings Anchored by Banner Health (Fitch: AA )

Albany Medical Portfolio

$197mm / November 2010 960k SF / 9 buildings Multiple Tenants

Pittsburgh Metro

$133.5mm / 2010 2012 978k SF / 3 buildings

Majority anchored by Highmark (S&P: A) and its affiliates

Steward Portfolio

$100mm / March 2012 372k SF / 13 buildings 100% NNN to Steward Healthcare

Key Strategic Investments (cont’d)

Indiana University Hospital

$90mm / June 2008 690k SF / 24 buildings

Anchored by Indiana University Health (A1)

Aurora Wisconsin Portfolio

$74mm / February 2009 315k SF / 6 buildings

100% NNN to Aurora Health Care (A3)

Raleigh Portfolio

$44mm / December 2010 242k SF / 10 buildings Multi tenant, on campus

Deaconess Clinic Portfolio

$45mm / March 2010 261k SF / 5 buildings

100% NNN to Deaconess Health System (A+)

Acquisition Strategy

HTA Positioned to Capitalize

Healthcare

Systems

Hospitals Developers

Mortgage

Lenders

Brokers

Real Estate

Brokers

HTA has developed and maintains extensive industry relationships that  continue to provide opportunities to access both direct and off market transactions

MOB developers continue to bring existing and future acquisitions to  HTA because, unlike other healthcare REITs,

we do not compete for new MOB development opportunities o HTA acquired over $650 million in MOBs directly from MOB developers since 2009 o HTA acquired over $400 million in MOBs directly from Health Systems since 2009 o Hospital and Developer acquisitions represent approximately 69% of transactions1 2009 present Strong relationships with hospital systems drive incremental demand for our MOB space, support increased tenant retention rates and provide further investment opportunities

1	Transactions measured by acquisition price

Proven Growth Track Record

Total NOI ($mm)

$207

$200 $186

$150 $137

$100 $85

$52

$50

$0

2008 2009 2010 2011 2Q12 2

Normalized Funds From Operations1 ($mm)

$160

$142

$140

$120 $115

$100

$84

$80

$60

$43

$40

$22

$20

$0

2008 2009 2010 2011 2Q12 2

2Q12 Same Store Cash NOI +2.7% YoY, + 2.2% QoQ 2Q12 Normalized FFO of $0.16 per share

Note: NOI and Normalized FFO are non GAAP measures. Please refer to HTA’s Form 10K for the period ended 12/31/11 and

10Q for the period ended 6/30/12 for complete reconciliation of these calculations.

1 Normalized FFO is defined as net income excluding depreciation and amortization, gain and loss from the sale of real estate,

acquisition expense, change in value of derivative instruments, lease  termination fees, and other one time items (including listing and transition expenses)

2 2Q12 is presented on an assumed annualized basis. Refer to the “Forward Looking Statements”, as  the assumed annualized number may exceed actual results

Strong, Flexible Balance Sheet

6/30/12 Capital Structure[1]



Secured Debt 18.3%
Unsecured Debt 9.9%
Equity 71.8%

Total 6/30/12 Debt/ 2012 Estimated EBITDA[1,2]



9.0x
7.0x
5.0x
3.0x
1.0x
4.7x
4.8x
5.0x
6.1x
8.1x
HTA
HCP
VTR
HCN
HR

Balance Sheet Capacity

- Over $24 million of unrestricted cash as of 6/30/12
- $575 million credit facility, undrawn as of 6/30/12
- Average weighted borrowing cost of 4.4%
- Average weighted debt maturity of 4.2 yrs[3]

Total Liquidity at 6/30/12 ~ $600 million

Debt Maturities[1,4] ($mm)



$500
$400
$300
$200
$100
$0
$42
$157
$13
$73
$105
$300
$100
$12
$55
2012
2013
2014
2015
2016
2017
2018
2019+
% of Total
4.9%
18.3%
1.6%
8.5%
47.2%
11.7%
1.4%
6.5%
Secured debt
Unsecured Term loan

[1] As of 6/30/12, Does not include $155mm term loan closed June 20, 2012

[2] Source SNL Financial consensus 2012 EBITDA estimates; HTA is normalized 2Q12 presented on an assumed annualized basis. EBITDA for HTA is calculated as Net Income + Interest + D&A + Stock Based Comp + Losses from Change in Fair Value of Derivatives + Acquisition Expenses + Listing and Transition Expenses Refer to the "Forward Looking Statements", as the assumed annualized number may exceed actual results

[3] Includes extension options on the $125.5mm term loan maturing 2013 and the $300mm term loan maturing 2016

[3] Excludes extension options on a $125.5mm term loan maturing 2013 and the $300mm term loan maturing 2016

HTA Healthcare Trust of America, Inc.
A Leading Owner of Medical Office Buildings

16

Phased-in Liquidity of Class B Shares Mitigates Selling Pressure

Listing and Phased in Liquidity

HTA listed its shares on the NYSE on June 6, 2012

Outstanding shares split evenly between Class A, B 1,

B 2 and B 3 shares

Class A shares listed on NYSE with immediate liquidity

Class B shares convert to Class A shares over time

Class B1 shares convert to Class A shares on

December 6, 2012

Class B2 shares convert to Class A shares on June 6,

2013

Class B3 shares convert to Class A shares on

December 6, 2013

Equal ownership/voting rights between all shares

Board discretion to allow Class B2 and B3 shares to

convert to Class A after six months (the Class B1 shares

convert automatically within 6 months)

Directors and Officers Lock up

Directors and Officers shares will phase in under similar structure

Board has adopted a resolution requiring Directors to increase shareholdings through open market purchases

Key Investment Highlights

Medical Office Building Specialist Strong Industry and Macroeconomic Trends 91% Occupancy in Defensive Asset Class Investment Grade Balance Sheet Healthcare REITs at Significant Premiums

Dividend Yield of 6.0%

(as of 9/07/12)

Greenville Life Center

(Greenville, SC)

Desert Ridge

(Phoenix, AZ)

18